UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 20, 2021
Date of Report (date of earliest event reported)

OPORTUN FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 001-39050

Delaware		45-3361983
State or Other Jurisdiction of Incorporation or Organization		I.R.S. Employer Identification No.

2 Circle Star Way
San Carlos,	CA	94070
Address of Principal Executive Offices		Zip Code
(650) 810-8823
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OPRT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

2.01 Completion of Acquisition or Disposition of Assets

As previously announced, on December 22, 2021, Oportun Financial Corporation (the "Company”) completed its acquisition of Hello Digit, Inc. (“Digit”) through a series of transactions, after which Digit became a wholly-owned subsidiary of the Company (the "Digit Acquisition").

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by the Company on December 22, 2021 in order to include certain financial statements of Digit and the unaudited pro forma financial information required by Item 9.01 of Form 8-K.

The audited consolidated financial statements of Digit as of and for the year ended December 31, 2020 and 2019 are filed herewith as Exhibit 99.1. The unaudited consolidated financial statements of Digit as of and for the nine months ended September 30, 2021 are filed herewith as Exhibit 99.2. The unaudited pro forma condensed combined statements of operations and balance sheet of the Company as of and for the year ended December 31, 2020 and for the nine months ended September 30, 2021 giving effect to the Digit Acquisition are filed herewith as Exhibit 99.3. The actual results may differ significantly from those reflected in the pro forma statements of operations for a number of reasons, including, but not limited to, differences between the assumptions used to prepare the pro forma statements of operations and actual amounts. Such unaudited pro forma condensed combined statements of operations are not necessarily indicative of the operating results that actually would have been achieved if the Digit Acquisition had been in effect on the date indicated or that may be achieved in future periods, and should be read in conjunction with the financial statements of the Company and Digit.

The information in this Current Report and exhibits attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number
23.1	Consent of Independent Registered Public Accounting Firm
23.2	Consent of Independent Registered Public Accounting Firm
99.1	Consolidated financial statements of Hello Digit, Inc. as of and for the year ended December 31, 2020 and 2019
99.2	Consolidated financial statements of Hello Digit, Inc. as of and for the nine months ended September 30, 2021 (unaudited)
99.3	Pro forma condensed combined statements of operations and balance sheet as of and for the year ended December 31, 2020 and the nine months ended September 30, 2021 (unaudited)
104	Cover Page Interactive Data File embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPORTUN FINANCIAL CORPORATION
(Registrant)

Date:	March 1, 2022	By:	/s/ Jonathan Coblentz
Jonathan Coblentz
Chief Financial Officer and Chief Administrative Officer
(Principal Financial and Accounting Officer)